UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2018

Cross Country Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-33169	13-4066229
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5201 Congress Avenue, Suite 100B, Boca Raton, FL 33487

(Address of Principal Executive Office) (Zip Code)

(561) 998-2232

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective August 1, 2018, Cross Country Healthcare, Inc. (the “Company”) elected Darrell S. Freeman Sr., 53, to serve as a member of its Board of Directors until its Annual Meeting of Stockholders to be held in 2019.

Mr. Freeman is the Executive Managing Director of Zycron, an information technology services and solutions firm he founded in 1991 and later sold to BG Staffing in 2017. Zycron became a division of BG Staffing, Inc. Zycron provides IT staffing, outsourcing and project management services primarily in the healthcare, energy and government sectors. He served as Executive Chairman of Zycron from 1991 until it was sold in 2017. Mr. Freeman also co-founded Tennessee-based Reliant Bank in 2006, and has served as a board member and a member of the audit and compensation committees of Commerce Union Bancshares, Inc., the holding company for Reliant Bank, since its inception. Additionally, in 2007 Mr. Freeman co-founded Pinnacle Construction Partners, a construction management firm, and has served as the chairman since 2007. Since 2016, Mr. Freeman has also served as the chairman of the board of directors of S3 Asset Management, a technology and medical equipment recycling company. He has also served on the board of directors of American Addition Centers since 2013 and is currently its lead director. Mr. Freeman holds a B.S. in Industrial Technology and a Master’s Degree in Industrial Studies, both from Middle Tennessee State University.

The Company’s Board of Directors believes that Mr. Freeman is qualified to serve as a director as a result of his extensive staffing, outsourcing, technology and healthcare expertise, as well as his extensive background in business development.

As a new non-employee director, Mr. Freeman will be entitled to an annual stock award and cash compensation, consistent with the Company’s other non-employee directors.

A copy of the press release announcing the appointment of Mr. Freeman to our Board of Directors is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	Press Release issued by the Company on August 1, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

Dated:	August 1, 2018	By:	/s/ Christopher R. Pizzi
Name: Christopher R. Pizzi
Title: SVP, Chief Financial Officer